                              eRT OPERATING COMPANY
                              30 South 17th Street
                        Philadelphia, Pennsylvania 19103


                                October 29, 2001


17th Ludlow Property, L.L.C.
333 South Grand Avenue
28th Floor
Los Angeles, California  90071
Attention:  W. Gregory Geiger
            Managing Director

Re:   Recognition and Attornment to
      17th Ludlow Property, LLC
      Premises:  United Plaza,
      8th Floor, Philadelphia, Pennsylvania
      -------------------------------------

Ladies and Gentlemen:

         Reference is made to:

             (a) that certain Lease Agreement dated June 13, 1973 (the "Prime Lease") between Paul F. Hellmuth, Gordon E. Emerson, Jr., Robert C. Elder and John M. Hines as Trustees for Middle City Trust (the "Prime Landlord"), as landlord, and Raytheon Engineers and Constructors, Inc. ("Raytheon"), as tenant, for certain premises consisting of approximately 393,014 rentable square feet of space in that certain office building located at 30 South 17th Street, Philadelphia, Pennsylvania and commonly known as United Plaza (the "Building), as same lease has been amended;

             (b) that certain Sublease Agreement dated as of June 24, 1998 (the "Sublease") by and between Raytheon, as sublandlord, and Premier Research Worldwide, Ltd. ("Premier"), which changed its name to PRWW, Limited in April, 2000, and to eRESEARCHTECHNOLOGY, Inc. ("eResearch"), in April, 2001, as subtenant, for certain premises consisting of the entire eighth and ninth floors (the "Subleased Premises") of the Building;

             (c) that certain Sub-Sublease Agreement dated as of December 15, 1999, by and between Premier, as sub-sublandlord, and SCP Communications, Inc. ("SCP"), as sub-subtenant, which was amended by Amendment #1 to Sublease Agreement effective as of October 1, 2001 by and between eRT Operating Company ("eRT"), as sub-sublandlord, and SCP, as sub-subtenant (such sub-sublease, as amended being referred to herein as the "Sub-Sublease", and such amendment being referred to herein as the "Sub-sublease Amendment"), for certain premises

17th Ludlow Property, L.L.C.
October 29, 2001
Page 2



consisting of an 840 square foot portion of the eighth floor, and the entire ninth floor (the "Sub-subleased Premises") of the Building;

             (d) that certain Asset Assignment and Transfer Agreement dated as of January 1, 2000 (the "Assignment") between Premier, as assignor, and eRT (under its prior name, eRESEARCHTECHNOLOGY, Inc.), as assignee, assigning, inter alia, Premier's interest in the Sublease and the Sub-sublease to eRT;

             (e) that certain letter agreement regarding recognition and attornment being entered into between SCP and Ludlow contemporaneously herewith, to be effective as of the Effective Date (defined below), pursuant to which SCP will lease directly from Ludlow the portion of the Sub-subleased Premises consisting of the ninth floor of the Building, but not the portion of the Sub-subleased Premises that consists of 840 rentable square feet located on the eighth floor of the Building (the "SCP Attornment"); and

             (f) that certain Second Sublease, being entered into between eRT and SCP contemporaneously herewith, to be effective as of the Effective Date (defined below), pursuant to which eRT will continue to sublease to SCP, and SCP will continue to sublease from eRT, certain premises consisting of an 840 square foot portion of the eighth floor of the Building (the "Second Sublease").

         The Subleased Premises consist of portions of the Building demised pursuant to the terms of the Prime Lease. 17th Ludlow Property, L.L.C. ("Ludlow") has succeeded to the interests of the Prime Landlord by reason of its purchase of the Building and the related land and improvements (collectively, the "Premises"). Washington Group International, Inc. ("Washington Group") has acquired all of the stock of Raytheon and has succeeded to the interests of Raytheon under the Prime Lease.

         On May 14, 2001, Washington Group filed a petition commencing reorganization proceedings under Chapter 11 of 18 U.S. C.ss.111 et. seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Nevada, In Re Washington Group International, Inc. et al. (Case No. BK-N-01-31627 (Chapter 11)) (the "Bankruptcy Case"). Pursuant to Section 6.3 of that certain "Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al." dated July 24, 2001 (as amended and restated from time-to-time, the "Plan"), Washington Group has disclosed that it intends to reject the Prime Lease under Section 365 of the Bankruptcy Code upon the effective date of the confirmation of the Plan (such effective date, or such earlier date upon which the Prime Lease is rejected being referred to herein as the "Effective Date").

         eRT has requested to continue its tenancy in the Sublease Premises in accordance with the terms of the Sublease, notwithstanding the rejection of the Prime Lease by the Washington Group, and Ludlow has agreed to the request of eRT, subject to the terms and conditions set forth below. In addition, eRT and

17th Ludlow Property, L.L.C.
October 29, 2001
Page 3


Ludlow have agreed to enter into this Letter Agreement, to, inter alia, amend the Sublease so as to reduce the Subleased Premises to include only the eighth floor of the Building, on the terms and conditions set forth herein. Concurrently with the Effective Date, eRT will enter into the Second Sublease with SCP, pursuant to which eRT will sublease to SCP SCP's current computer room consisting of 840 rentable square feet located on the eighth floor of the Building.

         In consideration of the foregoing, and other good and valuable consideration, eRT and Ludlow, intending to be legally bound hereby, agree as follows:

         1. Definitions; Effectiveness.

            (a) Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Sublease.

            (b) Except as expressly provided herein to the contrary, the rights and obligations of the parties during the period prior to the Effective Date shall be governed in all respects by the Prime Lease and the Sublease as presently in effect and the consents executed and delivered by the predecessor-in-interest to Ludlow, as prime landlord, in connection with the Sublease, the Sub-sublease and the Assignment.

         2. Recognition and Attornment; Amendments. Effective as of the Effective Date, without notice or further action by either Ludlow or eRT:

            (a) eRT hereby attorns to and recognizes Ludlow as the sublandlord for the unexpired balance (and any extensions, if exercised) of the term of the Sublease. Such recognition and attornment shall become effective automatically, without the need for the execution of any further instrument by Ludlow and eRT.

            (b) Ludlow hereby recognizes the Sublease as if it were the direct lease entered into between Ludlow, as landlord, and eRT, as tenant, it being understood that all obligations of Sublandlord shall become obligations of Ludlow; provided, however, that Ludlow shall not be deemed to have assumed any obligations of Washington Group (i) to eRT or third parties arising prior to the Effective Date, or (ii) to third parties that have been rejected or extinguished by reason of the confirmation of the Plan, including but not limited to any liability for brokerage commissions relating to the Sublease.

            (c) Notwithstanding the rejection of the Prime Lease on the Effective Date, the Prime Lease shall be deemed not to have been terminated, but shall remain in effect for the purpose of determining the provisions to be incorporated into the Sublease. Ludlow and eRT agree to be bound by all of the terms and conditions of the Sublease, including such terms and conditions as may be incorporated into the Sublease by reference to the Prime Lease; provided, however, that Ludlow shall not be liable for any loss, cost, damage or expense

17th Ludlow Property, L.L.C.
October 29, 2001
Page 4


arising from or relating to any breach of the Sublease by Washington Group or Raytheon, as sublandlord, prior to the Effective Date.

            (d) As of the Effective Date, the Sublease is hereby modified and amended as follows:

                (i) The Subleased Premises shall constitute only the entire eighth floor of the Building, which the parties agree consists of 29,078 rentable square feet of floor area. eRT hereby surrenders to Ludlow the portion of the current Subleased Premises which consists of the ninth floor of the Building, as of the Effective Date.

                (ii) Subtenant's Proportionate Share with respect to the Subleased Premises shall be 4.95%.

                (iii) Base Rent per Square Foot shall not be changed, but the Annual Base Rent and Monthly Base Rent shall be calculated as follows (it being understood that each Lease Year referenced below shall be determined based upon the original Commencement Date of the Sublease):

                    Base Rent/             Annual               Monthly
     Year           Square Foot           Base Rent             Base Rent
--------------------------------------------------------------------------------

 Third Lease Year:     $18.00            $523,404.00            $43,617.00

 Fourth Lease Year
 until expiration:     $18.25            $530,673.50            $44,222.79

                (iv) eRT shall deliver to Ludlow a Security Instrument complying with the provisions of Section 4 of the Sublease within thirty (30) days after the Effective Date.

            (e) Concurrently herewith, Ludlow is entering into an agreement with SCP, effective as of the Effective Date, pursuant to which SCP shall attorn to Ludlow with respect to the ninth floor of the Building, on the terms and conditions set forth in the Sub-sublease. eRT hereby acknowledges that Ludlow is not assuming any liabilities or obligations of eRT pursuant to or in connection with the Sub-sublease arising prior to the Effective Date. eRT hereby agrees to indemnify and hold harmless Ludlow from and against any and all liabilities, obligations, costs and expenses, including, without limitation, reasonable attorneys' fees, (i) arising out of the obligations of eRT pursuant to Sub-sublease prior to the Effective Date, or (ii) arising out of any agreements with third parties entered into with respect to the Sub-sublease prior to the Effective Date, including, without limitation, any agreements to pay brokerage commissions. The provisions of this Section 2(e) shall survive the termination of the Sublease.

17th Ludlow Property, L.L.C.
October 29, 2001
Page 5

            (f) Following the Effective Date, eRT shall deliver all notices under the Sublease as follows:

                     17th Ludlow Property, L.L.C.
                     333 South Grand Avenue
                     28th Floor
                     Los Angeles, California  90071
                     Attention:  Mr. W. Gregory Geiger

                     with a copy to:
                     --------------

                     NAI Geis Realty Group, Inc.
                     30 South 17th Street
                     Philadelphia, Pennsylvania  19103
                     Attention:  Mr. Dean Geis

            (g) Following the Effective Date, eRT shall pay all rental and other sums due under the Sublease to Ludlow at the following address:

                     17th Ludlow Property, L.L.C.
                     c/o Oaktree Capital Management
                     1301 Avenue of the Americas
                     34th Floor
                     New York, New York  10019

         3. Representations and Warranties.

            (a) Ludlow represents and warrants to eRT that (i) Ludlow is the owner of the Building and (ii) Ludlow has the full power and authority to enter into this Letter Agreement.

            (b) eRT represents and warrants to Ludlow, to the best of the knowledge of eRT, that (i) there is no default under the Sublease by Washington Group or eRT, and the Sublease is in full force and effect; (ii) there is no default under the Sub-sublease by eRT or SCP, and the Sub-sublease is in full force and effect; (iii) any and all sums constituting the Improvement Allowance under the Sublease have been fully disbursed, and all work to be performed by sublandlord prior to the Effective Date has been fully and satisfactorily performed; (iv) there have been no amendments to the Sublease or the Sub-sublease that are not indicated herein, and there are no other agreements or understandings relating to the Subleased Premises except the Sublease and the Sub-sublease, and any consents thereto; (v) eRT is the subtenant under the Sublease, and the interest of eRT as subtenant has not been assigned or otherwise conveyed, except as set forth in the Sub-sublease; (vi) there are no

17th Ludlow Property, L.L.C.
October 29, 2001
Page 6


subtenancies or other occupants of the Subleased Premises other than eRT and SCP; and (vii) eRT has the full power and authority to enter into this Letter Agreement.

         4. Related Transactions; Consent of Ludlow. Contemporaneously herewith, SCP and Ludlow have entered into the SCP Attornment. In addition, contemporaneously herewith, eRT has entered into with SCP, (i) the Sub-sublease Amendment, in the form annexed hereto as Exhibit A, and (ii) the Second Sublease, in the form annexed hereto as Exhibit B. Ludlow, eRT and SCP have agreed to enter into the Consent, in the form annexed hereto as Exhibit C, contemporaneously with the execution hereof, to set forth the terms and conditions of Ludlow's consent to the Sub-sublease Amendment and the Second Sublease.

         5. General Provisions.

            (a) Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (b) Entire Agreement. This Letter Agreement, the Sublease and the Prime Lease constitutes the entire agreement between the parties hereto and may not be modified except by a written instrument executed by the parties hereto.

            (c) Captions. Paragraph headings are used herein solely for reference purposes and are not to be construed as part of this Letter Agreement.

            (d) Counterparts. This Letter Agreement may be executed in counterpart copies, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

            (e) Full Force and Effect. Except as expressly modified herein or inconsistent with the terms hereof, the Sublease shall remain in full force and effect and all of the provisions thereof are hereby ratified and confirmed.

            (f) No Broker. Each of Ludlow and eRT represent and warrant to the other that no broker has been involved in the transaction memorialized by this Letter Agreement, and that neither party has any responsibility for any broker's commission or fees with respect to the transaction contemplated hereby.

17th Ludlow Property, L.L.C.
October 29, 2001
Page 7


         If you are in agreement with the foregoing, please execute the enclosed counterparts of this Letter Agreement in the space provided below and return them to the undersigned at the address indicated above.

                                          Very truly yours,

                                          eRT OPERATING COMPANY


                                          By: /s/ Bruce Johnson
                                              -----------------------
                                              Name: Bruce Johnson
                                              Title: Sr. Vice President & CFO


Agreed to and Accepted this
29th day of October, 2001

17th LUDLOW PROPERTY, L.L.C.
By:   OAKTREE CAPITAL MANAGEMENT, L.L.C.,
      its Manager


      By: /s/ Russell Bernard
          -----------------------------------
          Name: Russell Bernard
          Title:


      By: /s/ W. Gregory Geiger
          ----------------------
          Name: W. Gregory Geiger
          Title:

                                    Exhibit A

                                  AMENDMENT #1
                                       to
                               SUBLEASE AGREEMENT


Effective Date:  October 1, 2001

The following is Amendment #1 to the Sublease Agreement ("Sublease") between eResearchTechnology, Inc., formerly Premier Research Worldwide, Ltd. and later transferred to its subsidiary, eRT Operating Company, formerly eResearchTechnology, Inc., (hereinafter referred to as "Sublandlord"), and SCP Communications, Inc. (hereinafter referred to as "Subtenant"), executed on December 15, 1999.

WHEREAS, Sublandlord and Subtenant wish to amend the Sublease by reducing the Subtenant's Rentable Square Feet, such reduction to be effective October 1, 2001.

Sublandlord and Subtenant hereby agree to incorporate the following amendments into the Sublease:

     o   Amendment to Sublease Section B 0.4, Subtenant's Rentable Square Feet:

            o Effective October 1, 2001, Subtenant's Rentable Square Feet is reduced from 38,107 rentable square feet to 29,918 rentable square feet.

     o   Amendment to Sublease Section B 0.6, Subtenant's Proportionate Share:

            o Effective October 1, 2001, Subtenant's Proportionate Share is reduced from 6.48% to 5.09% which is the percentage obtained by dividing (i) Subtenant's Rentable Square Feet by (ii) the total Rentable Square Feet in the Building.

     o   Amendment to Sublease Section B 0.9, Base Rent:

            o For the 3rd lease year, Subtenant's Monthly Base Rent for months effective on and after October 1, 2001 shall be $44,877.00
            o For the 4th lease year until lease expiration, Subtenant's Annual Base Rent shall be $546,003.50 and Subtenant's Monthly Base Rent shall be $45,500.30

     o   Amendment to Sublease Section 1, Subleasing of Demised Premises:

            o Effective October 1, 2001, Sublandlord hereby subleases to Subtenant, and Subtenant hereby hires from Sublandlord 840 square feet of the 8th floor of the Building that SCP currently occupies for use as its computer room, and all of the 9th floor (29,078 square feet) of the Building (which spaces are herein collectively called the "Demised Premises"). Effective October 1, 2001, for purposes of this Sublease, the Demised Premises shall be deemed to contain 29,918 rentable square feet.

This Amendment #1 represents the entire understanding and agreement of the parties with respect to the amendments contained herein. This Amendment #1 may not be changed, modified, or amended except by instrument in writing signed by the appropriate officers of Sublandlord and Subtenant. The terms and conditions of the Sublease not modified by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date written below.


Witness:                                   eRT Operating Company

/s/ Anna Marie Pagliaccetti                By: /s/ Bruce Johnson
                                               ---------------------------------

                                           Name:    Bruce Johnson

                                           Title:   Sr. Vice President & CFO

                                           Date:    10/29/01


Witness:                                   SCP Communications, Inc.

                                           By: /s/ William Passano
                                               ---------------------------------

                                           Name:  William Passano

                                           Title:  CEO

                                           Date:   10/29/01

                                    Exhibit B

                                    Sublease


The following Sublease Agreement (hereinafter referred to as the "Second Sublease") is entered into between eRT Operating Company (hereinafter referred to as "eRT") and SCP Communications, Inc. (hereinafter referred to as "SCP") effective as of the Effective Date (defined below).

         Whereas, a certain Lease Agreement dated June 13, 1973 (the "Prime Lease") was entered into between Paul F. Hellmuth, Gordon E. Emerson, Jr., Robert C. Elder and John M. Hines as Trustees for Middle City Trust (the "Prime Landlord"), as landlord, and Raytheon Engineers and Constructors, Inc. ("Raytheon"), as tenant, for certain premises consisting of approximately 393,014 rentable square feet of space in that certain office building located at 30 South 17th Street, Philadelphia, Pennsylvania and commonly known as United Plaza (the "Building), as same lease has been amended;

         Whereas, a certain Sublease Agreement dated as of June 24, 1998 (the "Sublease") was entered into by and between Raytheon, as sublandlord, and Premier Research Worldwide, Ltd. ("Premier"), which changed its name to PRWW, Ltd. in April, 2000, and to eResearchTechnology, Inc. ("eResearch"), in April, 2001, as subtenant, for certain premises consisting of the entire eighth and ninth floors (the "Subleased Premises") of the Building;

         Whereas, a certain Sub-sublease Agreement dated as of December 15, 1999, was entered into by and between Premier, as sub-sublandlord, and SCP, as sub-subtenant, which was amended by Amendment #1 to Sublease Agreement effective as of October 1, 2001 by and between eRT, as sub-sublandlord, and SCP, as sub-subtenant (such Sub-sublease, as amended being referred to herein as the "Sub-sublease", and such amendment being referred to herein as the "Sub-sublease Amendment"), for certain premises consisting of an 840 square foot portion of the eighth floor, and the entire ninth floor (the "Sub-subleased Premises") of the Building;

         Whereas a certain Asset Assignment and Transfer Agreement dated as of January 1, 2000 (the "Assignment") was entered into between Premier, as assignor, and eRT (under its prior name, eResearchTechnology, Inc.), as assignee, assigning, inter alia, Premier's interest in the Sublease and the Sub-sublease to eRT;

         Whereas, the Sub-subleased Premises consist of portions of the Building demised pursuant to the terms of the Prime Lease. 17th Ludlow Property, L.L.C. ("Ludlow") has succeeded to the interests of the Prime Landlord by reason of its purchase of the Building and the related land and improvements (collectively, the "Premises"). Washington Group International, Inc. ("Washington Group") has acquired all of the stock of Raytheon and has succeeded to the interests of Raytheon under the Prime Lease;

         Whereas, on May 14, 2001, Washington Group filed a petition commencing reorganization proceedings under Chapter 11 of 18 U.S. C.ss.111 et. seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Nevada, In Re Washington Group International, Inc. et al. (Case No.

BK-N-01-31627 (Chapter 11)) (the "Bankruptcy Case"). Pursuant to Section 6.3 of that certain "Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al." dated July 24, 2001 (as amended and restated from time-to-time, the "Plan"), Washington Group has disclosed that it intends to reject the Prime Lease under Section 365 of the Bankruptcy Code upon the effective date of the confirmation of the Plan (such effective date, or such earlier date upon which the Prime Lease is rejected being referred to herein as the "Effective Date");

         Whereas a certain letter agreement regarding recognition and attornment is being entered into between SCP and Ludlow contemporaneously herewith, to be effective as of the Effective Date, pursuant to which SCP will lease directly from Ludlow the portion of the Sub-subleased Premises consisting of the ninth floor of the Building (the "SCP Attornment");

         Whereas a certain letter agreement regarding recognition and attornment is being entered into between eRT and Ludlow contemporaneously herewith, to be effective as of the Effective Date, pursuant to which eRT will lease directly from Ludlow the entire eighth floor of the Building (the "eRT Attornment"), an 840 square foot portion of which is part of the Sub-subleased Premises;

         Whereas, SCP has requested to continue its tenancy in the 840 square foot portion of the eighth floor of the Sub-subleased Premises, currently being used by SCP as a computer room, in accordance with the terms of the Sub-sublease, notwithstanding the rejection of the Prime Lease by the Washington Group, and eRT has agreed to the request of SCP, subject to the terms and conditions set forth herein. In addition, eRT and SCP have agreed to enter into this Second Sublease on the terms and conditions set forth herein with respect to such 840 square foot portion of the eighth floor of the Building, as more particularly shown on Exhibit A attached hereto (the "Computer Room").

          In consideration of the foregoing, and other good and valuable consideration, eRT and SCP, intending to be legally bound hereby, agree as follows:

         1. Definitions; Effectiveness.

            (a) Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Sub-sublease.

            (b) Except as expressly provided herein to the contrary, the rights and obligations of the parties during the period prior to the Effective Date shall be governed in all respects by the Prime Lease, the Sublease and the Sub-sublease as presently in effect and the consents executed and delivered by the predecessor-in-interest to Ludlow and directly by Ludlow, as prime landlord, in connection with the Sublease, the Sub-sublease and the Assignment.

         2. Terms.

            (a) eRT hereby subleases to SCP, and SCP hereby subleases from eRT, the Computer Room, on the terms and conditions set forth in the Sub-sublease, which are incorporated herein by this reference, except as otherwise set forth herein.

            (b) Notwithstanding the rejection of the Prime Lease on the Effective Date, the Prime Lease, Sublease and Sub-sublease shall be deemed not to have been terminated for purposes hereof, but shall remain in effect for the purpose of determining the provisions to be incorporated into this Second Sublease. eRT and SCP agree to be bound by all of the terms and conditions of the Sub-sublease, including such terms and conditions as may be incorporated into the Sub-sublease by reference to the Sublease and Prime Lease.

            (c) As of the Effective Date, the terms of the Sub-sublease which are hereby incorporated into this Second Sublease by reference are modified and amended as follows:

                (i) The Sub-subleased Premises shall constitute only a 840 square foot portion of the eighth floor of the Building, defined herein as the "Computer Room".

                (ii) SCP's Proportionate Share with respect to the Sub-subleased Premises shall be 0.14%.

                (iii) Base Rent per Square Foot shall not be changed, but the Annual Base Rent and Monthly Base Rent shall be calculated as follows (it being understood that each Lease Year referenced below shall be determined based upon the original Commencement Date of the Sub-sublease):

                         Base Rent/             Annual              Monthly
      Year               Square Foot           Base Rent           Base Rent
--------------------------------------------------------------------------------

 Third Lease Year:          $18.00             $15,120.00           $1,260.00

 Fourth Lease Year
 until expiration:          $18.25             $15,330.00           $1,277.50

         3. General Provisions.

            (a) Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

            (b) Entire Agreement. This Second Sublease, the Sub-sublease, the Sublease and the Prime Lease constitutes the entire agreement between the parties hereto and may not be modified except by a written instrument executed by the parties hereto.

            (c) Captions. Paragraph headings are used herein solely for reference purposes and are not to be construed as part of this Second Sublease.

            (d) Counterparts. This Second Sublease may be executed in counterpart copies, each of which shall constitute an original but all of which together shall constitute one and the same instrument.

            (e) No Broker. Each of eRT and SCP represent and warrant to the other that no broker has been involved in the transaction memorialized by this Second Sublease, and that neither party has any responsibility for any broker's commission or fees with respect to the transaction contemplated hereby.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Second Sublease as of the day and year written below.


Witness:                                     eRT Operating Company

/s/ Anna Marie Pagliaccetti                  By:  /s/ Bruce Johnson
                                                  ------------------------------

                                             Name:    Bruce Johnson

                                             Title:   Sr. Vice President & CFO

                                             Date:    10/29/01



Witness:                                     SCP Communications, Inc.

                                             By:  /s/ William Passano
                                                  ------------------------------

                                             Name:    William Passano

                                             Title:   CEO

                                             Date:    10/29/01

                                    Exhibit C

                                     CONSENT

         This CONSENT (this "Consent") is made as of October 29, 2001, between 17TH LUDLOW PROPERTY, L.L.C., having an address at 333 South Grand Avenue, 28th Floor, Los Angeles, California 9007, Attention: W. Gregory Geiger, Managing Director, ("Ludlow"), ERT OPERATING COMPANY, having an address at 30 South 17th Street, Philadelphia, Pennsylvania 19103 ("eRT"), SCP COMMUNICATIONS, INC., having an address at 30 South 17th Street, Philadelphia, Pennsylvania 19103 ("SCP"), and eRESEARCHTECHNOLOGY, INC., having an address at 30 South 17th Street, Philadelphia, Pennsylvania 19103 ("eResearch").

                                   BACKGROUND

         A. Reference is made to:

            (a) that certain Lease Agreement dated June 13, 1973 (the "Prime Lease") between Paul F. Hellmuth, Gordon E. Emerson, Jr., Robert C. Elder and John M. Hines as Trustees for Middle City Trust (the "Prime Landlord"), as landlord, and Raytheon Engineers and Constructors, Inc. ("Raytheon"), as tenant, for certain premises consisting of approximately 393,014 rentable square feet of space in that certain office building located at 30 South 17th Street, Philadelphia, Pennsylvania and commonly known as United Plaza (the "Building"), as same lease has been amended;

            (b) that certain Sublease Agreement dated as of June 24, 1998 (the "Sublease") by and between Raytheon, as sublandlord, and eResearch, under its prior name, Premier Research Worldwide, Ltd. ("Premier"), as subtenant, for certain premises consisting of the entire eighth and ninth floors (the "Subleased Premises") of the Building;

            (c) that certain Sub-sublease Agreement dated as of December 15, 1999, by and between Premier, as sub-sublandlord, and SCP Communications, Inc. ("SCP"), as sub-subtenant, which was amended by Amendment #1 to Sublease Agreement effective as of October 1, 2001 by and between eRT, as sub-sublandlord, and SCP, as sub-subtenant (such sub-sublease, as amended being referred to herein as the "Sub-Sublease", and such amendment being referred to herein as the "Sub-sublease Amendment"), for certain premises consisting of an 840 square foot portion of the eighth floor, and the entire ninth floor (the "Sub-subleased Premises") of the Building;

            (d) that certain Asset Assignment and Transfer Agreement dated as of January 1, 2000 (the "Assignment") between Premier, as assignor, and eRT (under its prior name, eRESEARCHTECHNOLOGY, Inc.), as assignee, assigning, inter alia, Premier's interest in the Sublease and the Sub-sublease to eRT;

            (e) that certain letter agreement regarding recognition and attornment being entered into between eRT and Ludlow contemporaneously herewith, to be effective as of the Effective Date (defined below), pursuant to which eRT will surrender to Ludlow the portion of the Subleased Premises consisting of the ninth floor of the Building, and will lease directly from Ludlow the portion of the Subleased Premises consisting of the eighth floor of the Building (the "eRT Attornment");

            (f) that certain letter agreement regarding recognition and attornment being entered into between SCP and Ludlow contemporaneously herewith, to be effective as of the Effective Date (defined below), pursuant to which SCP will lease directly from Ludlow the portion of the Sub-subleased Premises consisting of the ninth floor of the Building, but not the portion of the Sub-subleased Premises that consists of 840 rentable square feet located on the eighth floor of the Building (the "SCP Attornment"); and

            (g) that certain Second Sublease, being entered into between eRT and SCP contemporaneously herewith, to be effective as of the Effective Date (defined below), pursuant to which eRT will continue to sublease to SCP, and SCP will continue to sublease from eRT, certain premises consisting of an 840 square foot portion of the eighth floor of the Building (the "Second Sublease").

         B. 17th Ludlow Property, L.L.C. ("Ludlow") has succeeded to the interests of the Prime Landlord by reason of its purchase of the Building and the related land and improvements (collectively, the "Premises"). Washington Group International, Inc. ("Washington Group") has acquired all of the stock of Raytheon and has succeeded to the interests of Raytheon under the Prime Lease.

         C. On May 14, 2001, Washington Group filed a petition commencing reorganization proceedings under Chapter 11 of 18 U.S. C.ss.111 et. seq. (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Nevada, In Re Washington Group International, Inc. et al. (Case No. BK-N-01-31627 (Chapter 11)) (the "Bankruptcy Case"). Pursuant to Section 6.3 of that certain "Disclosure Statement with Respect to Second Amended Joint Plan of Reorganization of Washington Group International, Inc., et al." dated July 24, 2001 (as amended and restated from time-to-time, the "Plan"), Washington Group has disclosed that it intends to reject the Prime Lease under Section 365 of the Bankruptcy Code upon the effective date of the confirmation of the Plan (such effective date, or such earlier date upon which the Prime Lease is rejected being referred to herein as the "Effective Date").

         D. As of the Effective Date, (i) Ludlow will lease to eRT, and eRT will lease from Ludlow, the eighth floor of the Building, pursuant to the eRT Attornment, (ii) Ludlow will lease to SCP, and SCP will lease from Ludlow, the ninth floor of the Building, pursuant to the SCP Attornment, and (iii) eRT will sublease to SCP, and SCP will sublease from eRT, the 840 square foot computer room located on the eighth floor of the Building, pursuant to the Second Sublease.

         E. The parties have determined that the prior owner of the Building, Shuwa Trust of Philadelphia, may not have given its formal consent to the Sub-sublease and/or the Assignment.

         F. Ludlow, eRT, SCP and eResearch desire to set forth the terms and conditions of Ludlow's consent to the Sub-sublease, the Sub-sublease Amendment, the Second Sublease, and the Assignment.

            NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

         1. Consent to Sub-sublease and Sub-sublease Amendment. Ludlow hereby consents to the Sub-sublease and the Sub-sublease Amendment on the following terms and conditions:

            (a) The Sub-sublease, and SCP's rights thereunder, shall at all times be subject and subordinate to the Sublease and the Prime Lease. Subject to the SCP Attornment, in the event the Prime Lease or the Sublease shall terminate, the Sub-sublease and all of SCP's rights thereunder shall terminate.

            (b) Subject to the SCP Attornment, Ludlow's consent to the Sub-sublease and the Sub-sublease Amendment (A) shall not make Ludlow a party to the Sub-sublease, (B) shall not be deemed to create any privity of contract between Ludlow and SCP with respect to the Sub-sublease or any other contractual liability or duty on the part of Ludlow to SCP pursuant to the Sub-sublease, (C) shall not in any manner increase, decrease, modify or otherwise affect the rights and obligations of Ludlow under the Prime Lease and eRT under the Sublease, (D) shall not be construed to modify, waive or affect any of the terms, covenants, conditions, provisions or agreements of the Prime Lease or the Sublease, or to waive any breach thereof, or any rights of Ludlow thereunder, and (E) shall not be construed as consent for SCP to perform any act for which eRT would have to obtain Ludlow's consent if eRT were doing such act itself, or relieve eRT of its obligation to secure such consent from Ludlow.

         2. Consent to Second Sublease. Ludlow hereby consents to the Second Sublease on the following terms and conditions:

            (a) The Second Sublease, and SCP's rights thereunder, shall at all times be subject and subordinate to the Sublease and the Prime Lease. Subject to the eRT Attornment, in the event the Sublease or the Prime Lease shall terminate, the Second Sublease and all of SCP's rights thereunder shall terminate.

            (b) Ludlow's consent to the Second Sublease (A) shall not make Ludlow a party to the Second Sublease, (B) shall not be deemed to create any privity of contract between Ludlow and SCP with respect to the Second Sublease or any other contractual liability or duty on the part of Ludlow to SCP pursuant to the Second Sublease, (C) shall not in any manner increase, decrease, modify or otherwise affect the rights and obligations of Ludlow and eRT under the Sublease, (D) shall not be construed to modify, waive or affect any of the terms, covenants, conditions, provisions or agreements of the Prime Lease or the Sublease, or to waive any breach thereof, or any rights of Ludlow thereunder, and (E) shall not be construed as consent for SCP to perform any act for which eRT would have to obtain Ludlow's consent if eRT were doing such act itself, or relieve eRT of its obligation to secure such consent from Ludlow.

         3. Consent to Assignment. Ludlow hereby consents to the Assignment on the following terms and conditions:

            (a) The Sublease, and eRT's rights thereunder, shall at all times be subject and subordinate to the Prime Lease. In the event the Prime Lease shall terminate, the Sublease and all of eRT's rights thereunder shall terminate.

            (b) Subject to the eRT Attornment, Ludlow's consent to the Assignment (A) shall not make Ludlow a party to the Assignment or the Sublease,
(B) shall not be deemed to create any privity of contract between Ludlow and eRT with respect to the Sublease or any other contractual liability or duty on the part of Ludlow to eRT pursuant to the Sublease, (C) shall not in any manner increase, decrease, modify or otherwise affect the rights and obligations of Ludlow under the Prime Lease and eResearch under the Sublease, (D) shall not be construed to modify, waive or affect any of the terms, covenants, conditions, provisions or agreements of the Prime Lease or the Sublease, or to waive any breach thereof, or any rights of Ludlow thereunder, and (E) shall not be construed as consent for SCP to perform any act for which eResearch would have to obtain Ludlow's consent if eResearch were doing such act itself, or relieve eResearch of its obligation to secure such consent from Ludlow.

         4. Ratification of Sublease. eRT and eResearch each hereby ratifies and confirms all of its obligations as "Subtenant" under the Sublease, and hereby acknowledges and agrees that Ludlow's consent hereunder shall not relieve eRT or eResearch from any liability under the Sublease.

         5. Further Assignment, Sublease or Amendment. Ludlow's consent hereunder shall not be construed as a consent by Ludlow to any further subletting by eRT or SCP, any assignment by eRT or SCP of the Sublease, the Sub-sublease, or the Second Sublease or any amendment or modification of the Sublease, the Sub-sublease or the Second Sublease, and in connection with any such future assignment, sublease or amendment, eRT or SCP, as the case may be shall comply with the provisions of the Sublease, including, but not limited to,
Article 19 of the Sublease and Section 5.6 of the Prime Lease, as incorporated into the Sublease.

         6. Default by eRT; Attornment. In the event of a default by eRT under the Sublease, and for so long as such default shall remain uncured, Ludlow shall have the right, at Ludlow's option, to collect the amounts payable by SCP, but such collection shall not be deemed a waiver of any of Ludlow's rights under the Sublease or a release of eRT or eResearch from performance by eRT or eResearch of its obligations under the Sublease. Notwithstanding the foregoing, any payment of rent or any other sums by SCP to Ludlow shall in no manner whatsoever be deemed an attornment by SCP to Ludlow in the absence of a specific written agreement signed by Ludlow to that effect.

         7. Improvements. Ludlow's consent hereto is not a consent to any improvements or alterations being performed within the Subleased Premises, and any such improvements or alterations shall require Ludlow's consent pursuant to the Sublease and the provisions of the Prime Lease as incorporated therein.

         8. Prior Consents Not Superseded. This Consent shall not be deemed to amend, modify, terminate or supersede the provisions of any prior consent relating to the Assignment or the Sub-sublease to which the parties are bound, if any.

         9. Ludlow's Costs. eRT and SCP each agrees to reimburse Ludlow for all reasonable out-of-pocket expenses (including, but not limited to, attorneys' fees and expenses) incurred by Ludlow in connection with this Consent.

         10. Brokerage. eRT and SCP each agrees to indemnify and hold Ludlow harmless from and against any claims by any broker, finder or other person claiming the right to receive a commission arising out of the Sub-sublease, the Sub-sublease Amendment or the Second Sublease, and eRT agrees to agrees to indemnify and hold Ludlow harmless from and against any claims by any broker, finder or other person claiming the right to receive a commission arising out of the Assignment.

         11. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania.

         12. Binding Effect. This Consent shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

         13. Amendments. This Consent may not be changed, amended or modified in any manner other than by an agreement in writing specifically referring to this Consent and executed by the parties hereto.

         14. Counterparts. This Consent may be executed in multiple counterparts each of which shall be deemed an original and all of which together shall constitute one and the same document.

         IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the day and year first above written.

                                  17th LUDLOW PROPERTY, L.L.C.

                                  By: OAKTREE CAPITAL MANAGEMENT, L.L.C.,
                                      its Manager


                                      By: /s/ Russell Bernard
                                         ---------------------------
                                         Name: Russell Bernard
                                         Title:

                                      By: /s/ W. Gregory Geiger
                                         ---------------------------
                                         Name: W. Gregory Geiger
                                         Title:

                                   eRT OPERATING COMPANY


                                   By:   /s/ Bruce Johnson
                                         --------------------------------
                                         Name:  Bruce Johnson
                                         Title: Sr. Vice President & CFO

                                   SCP COMMUNICATIONS, INC.


                                   By:  /s/ William Passano
                                        --------------------------------
                                        Name:  William Passano
                                        Title: CEO

                                   eRESEARCHTECHNOLOGY, INC.


                                   By:  /s/ Bruce Johnson
                                        --------------------------------
                                        Name:  Bruce Johnson
                                        Title: Sr. Vice President & CFO